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Exhibit 1.2

The instructions accompanying this Letter of Acceptance and Transmittal should be read carefully before this Letter of Acceptance and Transmittal is completed. The Depositary, the U.S. Forwarding Agent, the Dealer Mangers or your broker or other financial advisors can assist you in completing this Letter of Acceptance and Transmittal (see below for addresses and telephone numbers).

LETTER OF ACCEPTANCE AND TRANSMITTAL
for Common Shares and associated Rights
of
CP SHIPS LIMITED
Pursuant to the Offer dated August 30, 2005
by
SHIP ACQUISITION INC.
a wholly-owned subsidiary of
TUI AG

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 6:00 P.M. (EASTERN TIME)
ON OCTOBER 7, 2005 (THE "EXPIRY TIME"), UNLESS EXTENDED OR WITHDRAWN.

        This Letter of Acceptance and Transmittal (or a manually signed facsimile thereof), properly completed and duly executed in accordance with the instructions set out below, together with all other required documents, must accompany share certificates and Rights Certificates, if applicable, for common shares ("Common Shares") and associated Rights (collectively, the "Shares") of CP Ships Limited ("CP Ships") deposited pursuant to the offer (the "Offer") dated August 30, 2005 made by Ship Acquisition Inc. (the "Offeror"), an indirect wholly-owned subsidiary of TUI AG, to holders of Shares. Shareholders may also accept the Offer in the United States by following the procedures for book-entry transfer set forth herein, provided that the confirmation of a book-entry transfer of Shares into the Depositary's account at The Depository Trust Company, together with an Agent's Message (as defined herein) in respect thereof, are received by the Depositary at its office in Toronto prior to the Expiry Time.

        The terms and conditions of the Offer are incorporated by reference into this Letter of Acceptance and Transmittal. Capitalized terms used but not defined in this Letter of Acceptance and Transmittal have the meanings ascribed to them in the Offer to Purchase and Circular dated August 30, 2005 relating to the Offer.

        Shareholders who wish to deposit Shares pursuant to the Offer but whose certificates representing such Shares are not immediately available or if the certificates and all other required documents cannot be delivered to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, those Shares nevertheless may be deposited validly under the Offer according to the guaranteed delivery procedures set forth in the Offer to Purchase and Notice of Guaranteed Delivery.

        This Letter of Acceptance and Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company.

        Delivery of this Letter of Acceptance and Transmittal to an address other than as set forth below will not constitute a valid delivery to the Depositary or the U.S. Forwarding Agent, as applicable. You must sign this Letter of Acceptance and Transmittal in the appropriate space provided below and if you are a U.S. shareholder, you must also complete the Substitute Form W-9 set forth below (See Instruction 9, "Substitute Form W-9").

TO:	SHIP ACQUISITION INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary, or COMPUTERSHARE TRUST COMPANY OF NEW YORK, as U.S. Forwarding Agent, at its offices set out herein.

        The undersigned delivers to you the enclosed certificate(s) for Common Shares and Rights, if applicable. Subject only to the provisions of the Offer regarding withdrawal, the undersigned irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. The undersigned understands that by depositing Common Shares to the Offer the undersigned will be deemed to have deposited the Rights associated with such Common Shares. No additional payment will be made for the Rights and no amount of the consideration to be paid by the Offeror will be allocated to the Rights. Unless waived by the Offeror, holders of Common Shares are required to deposit one Right for each Common Share in order to effect a valid deposit of such Common Share. The following are the details of the enclosed certificate(s).

COMMON SHARES

Common Share Certificate Number	Name(s) in Which Registered	Number of Common Shares Represented by Certificate	Number of Deposited Common Shares*

TOTAL

(If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

*
Unless otherwise indicated, the total number of Common Shares and Rights evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6.

RIGHTS** (To be completed if applicable)

Rights Certificate Number	Name(s) in which Registered	Number of Rights Represented by Certificate	Number of Deposited Rights*

TOTAL

(If space is insufficient, please attach a list to this Letter of Acceptance and Transmittal in the above form.)

*
Unless otherwise indicated, the total number of Rights evidenced by all certificates delivered will be deemed to have been deposited. See Instruction 6.

**
The following procedures must be followed in order to effect the valid delivery of Rights Certificates: (i) if the Separation Time under the CP Ships' Rights Plan has not occurred prior to the Expiry Time and Rights Certificates have not been distributed by CP Ships, a deposit of Common Shares by the undersigned will also constitute a deposit of the associated Rights; (ii) if Rights Certificates have been distributed by CP Ships and received by the undersigned prior to the time the undersigned deposits Common Shares pursuant to the Offer, Rights Certificate(s) representing Rights equal in number to the number of Common Shares deposited must be delivered with the certificates for the Common Shares; and (iii) if the Separation Time occurs and Rights Certificates are not distributed by the time that the undersigned deposits its Common Shares pursuant to the Offer, the undersigned may deposit its Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure described below. See Instruction 2, "Procedure for Guaranteed

  Delivery". Note that in any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing Rights equal in number to the number of deposited Common Shares to the Depositary or U.S. Forwarding Agent, as applicable, within three Business Days after the date, if any, that Rights Certificate(s) are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or U.S. Forwarding Agent, as applicable, receive, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) from the undersigned representing Rights equal in number to the Common Shares deposited.

        The undersigned acknowledges receipt of the Offer to Purchase and Circular and represents and warrants that (i) the undersigned has full power and authority to deposit, sell, assign and transfer the Shares covered by this Letter of Acceptance and Transmittal (the "Deposited Shares") and any Other Securities (as defined below) being deposited; (ii) the undersigned depositing the Deposited Shares (and any Other Securities), or the person on whose behalf the Deposited Shares (and any Other Securities) are being deposited, owns the Deposited Shares and any Other Securities; (iii) the Deposited Shares (and any Other Securities) have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Deposited Shares (or any Other Securities), to any other person; (iv) the deposit of the Deposited Shares (and any Other Securities) complies with applicable laws; and (v) when the Deposited Shares (and any Other Securities) are taken up and paid for by the Offeror, the Offeror will acquire good title thereof, free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. The acceptance of the Offer pursuant to the procedures set forth herein shall constitute an agreement between the depositing holder of Deposited Shares and the Offeror in accordance with the terms and conditions of the Offer.

        IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Acceptance and Transmittal, subject only to the provisions of the Offer to Purchase regarding withdrawal rights, the undersigned irrevocably accepts the Offer for and in respect of the Deposited Shares and (unless deposit is to be made pursuant to the procedure for deposit by book-entry transfer set forth in Section 3 of the Offer to Purchase, "Manner of Acceptance — Acceptance by Book-Entry Transfer in the United States") delivers to you the enclosed Share certificate(s) and Rights Certificate(s), if applicable, representing the Deposited Shares and, on and subject to the terms and conditions of the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all of the right, title and interest of the undersigned in and to the Deposited Shares and together with all rights and benefits arising therefrom, including the Rights, whether or not separated from the Common Shares, and the right to any and all dividends (other than the dividend declared by CP Ships on August 11, 2005 and certain cash dividends, distributions or payments described in the Offer to Purchase and Circular), distributions, payments, securities, rights (including Rights), warrants, assets or other interests (collectively, "Other Securities") which may be declared, paid, issued, accrued, distributed, made or transferred on or after August 30, 2005 on or in respect of the Deposited Shares or any of them, as well as the right of the undersigned to receive any and all Other Securities. If, on or after August 30, 2005, CP Ships should declare or pay any cash dividend (other than the dividend declared by CP Ships on August 11, 2005) or stock dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to, any of the Shares which is or are payable or distributable to the Shareholders of record on a record date which is prior to the date of transfer of such Shares into the name of the Offeror or its nominees or transferees on the registers maintained by or on behalf of CP Ships for such Shares following acceptance thereof for purchase pursuant to the Offer, then, without prejudice to the Offeror's rights under Section 4 of the Offer to Purchase, "Conditions of the Offer", (a) in the case of cash dividends, distributions or payments, the amount of the dividends, distributions or payments shall be received and held by the depositing Shareholder for the account of the Offeror until the Offeror pays for such Shares, and to the extent that such dividends, distributions or payments do not exceed the purchase price per Share payable by the Offeror pursuant to the Offer, the purchase price per Share payable by the Offeror pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment, and (b) in the case of non-cash dividends, distributions, payments, rights or other interests, the whole of any such non-cash dividend, distribution, payment, right or other interest will be received and held by the depositing Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the depositing Shareholder to the Depositary or the U.S. Forwarding Agent for the account of the Offeror, accompanied by appropriate documentation of transfer, and (c) in the case of any cash dividends, distributions or payments in an amount that exceeds the purchase price per Share payable by the Offeror pursuant to the Offer, the whole of such cash dividend, distribution or payment, will be received and held by the depositing Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the depositing Shareholder to the Depositary or the U.S. Forwarding Agent for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, right or other interest, and may withhold the entire consideration payable by the Offeror pursuant to the Offer or deduct from the consideration payable by the Offeror pursuant to the Offer the amount or value thereof, as determined by the Offeror in its sole discretion.

        If the Separation Time does not occur prior to the Expiry Time, a deposit of Common Shares will also constitute a deposit of the associated Rights. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are distributed by CP Ships to Shareholders prior to the time that the undersigned's Common Shares are deposited pursuant to the Offer, in order for the Common Shares to be validly deposited, Rights Certificate(s) representing Rights equal in number to the number of Common Shares deposited must be delivered to the Depositary or the U.S. Forwarding Agent, as applicable. If the Separation Time occurs prior to the Expiry Time and Rights Certificates are not distributed by the time that the undersigned deposits its Common Shares pursuant to the Offer, the undersigned may deposit its Rights before receiving Rights Certificate(s) by using the guaranteed delivery procedure set forth in the Offer to Purchase and Notice of Guaranteed Delivery.

        In any case, a deposit of Common Shares constitutes an agreement by the undersigned to deliver Rights Certificate(s) representing Rights equal in number to the number of Common Shares deposited pursuant to the Offer to the Depositary or the U.S. Forwarding Agent, as applicable, within three Business Days after the date, if any, that Rights Certificate(s) are distributed. The Offeror reserves the right to require, if the Separation Time occurs before the Expiry Time, that the Depositary or the U.S. Forwarding Agent receive, prior to taking up the Common Shares for payment pursuant to the Offer, Rights Certificate(s) from the undersigned representing Rights equal in number to the Common Shares deposited by the undersigned.

        If the undersigned's Share certificates or Rights Certificates, if applicable, are not immediately available or the undersigned cannot deliver its Share certificates or Rights Certificates, if applicable, and all other required documents to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, the undersigned may nevertheless validly deposit such Shares according to the guaranteed delivery procedures set forth in the Offer to Purchase and the Notice of Guaranteed Delivery.

        The undersigned irrevocably appoints each officer of the Depositary and each officer of the Offeror, and any other person designated by the Offeror in writing as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to Deposited Shares (including the associated Rights) taken up and paid for under the Offer and any Other Securities. Such power of attorney shall be effective on and after the date that the Offeror takes up and pays for the Deposited Shares (the "Take-Up Date") with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) transfer ownership of the Deposited Shares (and any Other Securities) on the account books maintained by The Depository Trust Company, together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of the Offeror; (ii) register or record the transfer of the Deposited Shares (and any Other Securities) on the registers of CP Ships; (iii) execute and deliver, as and when requested by the Offeror, any instruments of proxy, authorization or consent in form and on terms satisfactory to the Offeror in respect of the Deposited Shares (and any Other Securities), revoke any such instrument, authorization or consent or designate in such instrument, authorization or consent any person or persons as the proxy of such holder in respect of the Deposited Shares (and any Other Securities) for all purposes including, without limitation, in connection with any meeting (whether annual, special or otherwise or any adjournment thereof) of securityholders; (iv) execute and negotiate any cheques or other instruments representing any distributions payable to the holder of the Deposited Shares (and any Other Securities); and (v) exercise any rights of the undersigned with respect to the Deposited Shares (and any Other Securities).

        The undersigned agrees, effective on and after the Take-Up Date, not to vote any of the Deposited Shares or Other Securities, at any meeting (whether annual, special or otherwise or any adjournment thereof) of Shareholders or holders of Other Securities and, except as may otherwise be agreed with the Offeror, not to exercise any of the other rights or privileges attached to the Deposited Shares or any Other Securities and agrees to execute and deliver to the Offeror any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to the Offeror, in respect of the Deposited Shares or Other Securities, and to designate in any such instruments of proxy the person or persons specified by the Offeror as the proxy or the proxy nominee or nominees of the undersigned in respect of the Deposited Shares and any Other Securities. Upon such appointment, all prior proxies given by the undersigned with respect to such Deposited Shares or Other Securities shall be revoked and no subsequent proxies may be given by the undersigned with respect thereto. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, will be granted with respect to the Deposited Shares or Other Securities by or on behalf of the undersigned, unless the Deposited Shares are not taken up and paid for under the Offer.

        The undersigned covenants to execute, upon request of the Offeror, any additional documents and other assurances necessary or desirable to complete the sale, assignment and transfer of the Deposited Shares and Other Securities effectively to the Offeror.

        The undersigned acknowledges that all authority conferred or agreed to be conferred by the undersigned in this Letter of Acceptance and Transmittal shall, to the extent permitted by law, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned in this Letter of Acceptance and Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        The undersigned instructs the Offeror and the Depositary, upon the Offeror taking up and paying for the Deposited Shares, to mail the cheque(s) by first class mail, postage prepaid, or to hold such cheque(s) for pick-up, in accordance with the instructions given below. All amounts payable by the Offeror for Deposited Shares will be in U.S. dollars. Should any Deposited Shares not be purchased, deposited certificates and other relevant documents shall be returned in accordance with the instructions in the preceding sentence. The undersigned acknowledges that the Offeror has no obligation pursuant to the instructions given below to transfer any Deposited Shares from the name of the registered holder thereof if the Offeror does not purchase any of the Deposited Shares.

        The undersigned agrees that all questions as to the validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Offer and of any notice of withdrawal will be determined by the Offeror in its sole discretion and that such determination will be final and binding and acknowledges that there is no duty or obligation of the Offeror, the Depositary, the U.S. Forwarding Agent, the Dealer Managers, the Information Agent or any other person to give notice of any defect or irregularity in any deposit or notice of withdrawal and no liability will be incurred by any of them for failure to give any such notice. The Offeror reserves the absolute right to reject any and all deposits or withdrawals that it determines not to be in proper form or which may be unlawful to accept under the laws of any jurisdiction. The Offeror reserves the absolute right to waive any defect or irregularity in the deposit or withdrawal of any Shares.

        The undersigned hereby declares that the undersigned (a) is not acting for the account or benefit of a person from any jurisdiction outside of Canada in which the acceptance of the Offer would not be in compliance with the laws of such jurisdiction and (b) is not in, or delivering this Letter of Acceptance and Transmittal from, such a jurisdiction.

        By reason of the use by the undersigned of an English language form of this Letter of Acceptance and Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Acceptance and Transmittal, as well as all documents relating thereto, be drawn up exclusively in the English language. En raison de l'usage de la version anglaise de la présente lettre d'acceptation et d'envoi par le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l'offre telle quelle est acceptée au moyen de cette lettre d'acceptation et d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BLOCK A
☐ ISSUE CHEQUE(S) IN THE NAME OF (please print or type):
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal or Zip Code)
(Telephone — Business Hours)
(Social Insurance or Social Security Number)
(U.S. Residents — Taxpayer Identification Number)

BLOCK B
☐ SEND CHEQUE(S) (UNLESS BOX C IS CHECKED) TO (please print or type):
(Name)
(Street Address and Number)
(City and Province or State)
(Country and Postal or Zip Code)

BLOCK C
☐ HOLD CHEQUE(S) FOR PICK-UP AT THE OFFICES OF THE DEPOSITARY OR U.S. FORWARDING AGENT WHERE THIS LETTER OF ACCEPTANCE AND TRANSMITTAL IS DEPOSITED. (Check Box)

SIGN HERE
If you are a U.S. Shareholder you must also complete the accompanying Substitute Form W-9

Signature guaranteed by (if required under Instruction 4)
	Dated:	, 2005

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instruction 5)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)
Daytime telephone number of Shareholder or Authorized Representative
Daytime facsimile number of Shareholder or Authorized Representative
Tax Identification, Social Insurance or Social Security Number of Shareholder or Authorized Representative

BLOCK D
INDICATE WHETHER OR NOT YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER
☐ The owner signing above represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing above is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Block "B" which is located within the United States or any territory or possession thereof or (B) a U.S. person for United States federal income tax purposes.

IF YOU ARE A U.S. SHAREHOLDER OR ARE ACTING ON BEHALF OF A U.S. SHAREHOLDER, THEN IN ORDER TO AVOID BACKUP WITHHOLDING YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 INCLUDED BELOW, OR OTHERWISE PROVIDE CERTIFICATION THAT YOU ARE EXEMPT FROM WITHHOLDING, AS PROVIDED IN THE INSTRUCTIONS.

BLOCK E
☐ CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type):
Name of Registered Holder:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution which Guaranteed Delivery:

If delivered by Book-Entry Transfer, please complete the following:
The Depository Trust Company
Account Number:

Transaction Code Number:

BLOCK F

☐ CHECK HERE IF DEPOSITED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER IN THE UNITED STATES MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE DEPOSITORY TRUST COMPANY IN THE UNITED STATES MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):
Name of Depositing Institution:

The Depository Trust Company
Account Number	Transaction Code Number

BLOCK G

INVESTMENT DEALER OR BROKER
SOLICITING ACCEPTANCE OF THE OFFER
The owner signing above represents that the member of the Soliciting Dealer Group who solicited and obtained this deposit is:
(please print or type)

(Firm)	(Telephone Number) (Fax Number)

(Registered Representative)	(Address)
☐ CHECK HERE IF LIST OF BENEFICIAL HOLDERS IS ATTACHED.
☐ CHECK HERE IF DISKETTE TO FOLLOW.

INSTRUCTIONS

1.     Use of Letter of Acceptance and Transmittal

  (a)
  This Letter of Acceptance and Transmittal or a facsimile copy hereof, properly completed and manually signed, together with accompanying certificate(s) representing the Shares (or a Book-Entry Confirmation together with an Agent's Message with respect thereto), must be received by the Depositary or the U.S. Forwarding Agent at any of the offices specified below by 6:00 P.M. (Eastern time) on October 7, 2005, the Expiry Time, unless the Offer is withdrawn or extended or unless the procedures for guaranteed delivery set out in Instruction 2 below are employed.

  (b)
  Under certain circumstances, it may be necessary for a Shareholder to deliver certificate(s) representing Shares at different times. In those circumstances, Shareholders should deliver this Letter of Acceptance and Transmittal or a facsimile copy hereof, properly completed and manually signed, with each delivery of certificates.

  (c)
  In all cases, the method used to deliver this Letter of Acceptance and Transmittal and any accompanying certificate(s) representing Shares or an Agent's Message, including delivery through The Depositary Trust Company, is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents are actually received. The Offeror recommends that the necessary documentation be delivered by hand to the Depositary or the U.S. Forwarding Agent, as applicable at any of its offices specified below and a receipt obtained or, if mailed, that registered mail with return receipt requested be used and that proper insurance be obtained. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Shares under the Offer.

2.     Procedure for Guaranteed Delivery

        If a Shareholder wishes to deposit Shares pursuant to the Offer and (i) certificates representing such Shares are not immediately available, or (ii) the certificates and all other required documents cannot be delivered to the Depositary or the U.S. Forwarding Agent at or prior to the Expiry Time, those Shares nevertheless may be deposited validly under the Offer provided that all of the following conditions are met:

  (a)
  the deposit is made by or through an Eligible Institution (as defined below);

  (b)
  a Notice of Guaranteed Delivery (printed on green paper) in the form accompanying the Offer to Purchase and Circular or a facsimile copy thereof, properly completed and duly signed, is received by the Depositary at or prior to the Expiry Time at the Toronto office of the Depositary as set forth in the Notice of Guaranteed Delivery;

  (c)
  the certificate(s) representing Deposited Shares, and, if the Separation Time has occurred prior to the Expiry Time and Rights Certificates have been distributed to Shareholders prior to the Expiry Time, the certificate(s) representing the deposited Rights, each in proper form for transfer, together with this Letter of Acceptance and Transmittal or a facsimile hereof, properly completed and duly signed and all other documents required by this Letter of Acceptance and Transmittal, are received by the Toronto office of the Depositary at or prior to 5:00 p.m. (Eastern time) on the third trading day on the TSX after the Expiry Time; and

  (d)
  in the case of Rights where the Separation Time has occurred prior to the Expiry Time but Rights Certificates have not been distributed to Shareholders prior to the Expiry Time, the certificate(s) representing the deposited Rights, in proper form for transfer together with this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed, covering the deposited Rights, and all other documents required by this Letter of Acceptance and Transmittal are received by the Toronto office of the Depositary at or prior to 5:00 p.m. (Eastern time) on the third trading day on the TSX after Rights Certificates are distributed to Shareholders.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary at its Toronto office as specified in the Notice of Guaranteed Delivery and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

Delivery to any office other than such office of the Depositary does not constitute delivery for purposes of satisfying a guaranteed delivery.

        An "Eligible Institution" means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agents Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP) (members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the National Association of Securities Dealers or banks and trust companies in the United States).

        Shareholders may also accept the Offer in the United States by following the procedures for book-entry transfer, provided that confirmation of a book-entry transfer of such Shares (a "Book-Entry Confirmation") into the Depositary's account at The Depository Trust Company, together with an Agent's Message in respect thereof or a properly completed and duly executed Letter of Acceptance and Transmittal and any other required documents, are received by the Depositary at its office in Toronto prior to the Expiry Time. The Depositary has established an account at The Depository Trust Company for the purpose of the Offer. Any financial institution that is a participant in The Depository Trust Company's systems may cause The Depository Trust Company to make a book-entry transfer of a holder's Shares into the Depositary's account in accordance with The Depository Trust Company's procedures for such transfer. However, although delivery of Shares may be effected through book-entry transfer at The Depositary Trust Company, either this Letter of Acceptance and Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in lieu of this Letter of Acceptance and Transmittal and any other required documents, must, in any case, be received by the Depositary, at its office in Toronto prior to the Expiry Time. Delivery of documents to The Depository Trust Company in accordance with its procedures does not constitute delivery to the Depositary.

        The term "Agent's Message" means a message, transmitted by The Depository Trust Company to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that The Depository Trust Company has received an express acknowledgement from the participant in The Depository Trust Company depositing the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Acceptance and Transmittal as if executed by such participant and that the Offeror may enforce such agreement against such participant.

3.     Signatures

        This Letter of Acceptance and Transmittal must be completed and signed by the holder of Shares accepting the Offer or by such holder's duly authorized representative (in accordance with Instruction 5).

  (a)
  If this Letter of Acceptance and Transmittal is signed by the registered holder(s) of the accompanying certificate(s), such signature(s) on this Letter of Acceptance and Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) is held of record by two or more joint holders, all such holders must sign this Letter of Acceptance and Transmittal.

  (b)
  If this Letter of Acceptance and Transmittal is signed by a person other than the registered holder(s) of the accompanying certificate(s) or if a cheque is to be issued to a person other than the registered owner(s):

  (i)
  such deposited certificate(s) must be endorsed, or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder(s); and

  (ii)
  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 below.

4.     Guarantee of Signatures

        If this Letter of Acceptance and Transmittal is signed by a person other than the registered holder(s) of the Shares (which for purposes of this document, shall include any participant in The Depository Trust Company whose name appears on a security position listing as the owner of Shares deposited herewith), if cheque(s) are to be sent to an address other than the address of the registered holder(s) as shown on the register of holders maintained by CP Ships, or if Shares not purchased are to be returned to a person other than such registered holder(s) or sent to an address other than the address of the registered holder(s) as shown on the register of holders maintained by CP Ships, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

5.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Acceptance and Transmittal is executed by a person acting as an executor, administrator, trustee, guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative or fiduciary capacity, such person should so indicate when signing and this Letter of Acceptance and Transmittal must be accompanied by satisfactory evidence of the authority to act. Any of the Offeror, the Depositary or the U.S. Forwarding Agent, at its discretion, may require additional evidence of authority or additional documentation.

6.     Partial Tenders

        If less than the total number of Shares evidenced by any certificate submitted is to be deposited under the Offer, fill in the number of Shares to be deposited in the appropriate space on this Letter of Acceptance and Transmittal. In such case, the Depositary will use commercially reasonable efforts to cause, new certificate(s) for the number of Shares not deposited to be sent to the registered holder unless otherwise provided in the appropriate box on this Letter of Acceptance and Transmittal as soon as practicable after the Expiry Time. The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.     Solicitation

        Identify the investment dealer or broker, if any, who solicited acceptance of the Offer by completing the appropriate box on this Letter of Acceptance and Transmittal and present a list of beneficial holders if applicable. If this deposit represents more than one beneficial holder, all beneficial holder information must be provided on a list that must accompany the deposit or on a diskette that must be forwarded to the Toronto office of the Depositary.

8.     Commissions and Stock Transfer Taxes

        No brokerage fees or commissions will be payable if the Offer is accepted by depositing Shares directly with the Depositary or the U.S. Forwarding Agent or if the services of the Dealer Managers or a member of the Soliciting Dealer Group are used to accept the Offer. If the certificates for Deposited Shares not deposited or purchased under the Offer are to be registered in the name of any person other than the registered holder, or if certificates for Deposited Shares are registered in the name of any person other than the person signing this Letter of Acceptance and Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be payable by the seller which may result in a deduction from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

9.     Substitute Form W-9

        Under U.S. federal income tax law, a Shareholder whose Deposited Shares are accepted for payment pursuant to the Offer may be subject to backup withholding on the value of the Shares received by that Shareholder at a rate of 28%.

        U.S. Residents.    To prevent backup withholding, a Shareholder that is a resident of the United States for United States federal income tax purposes is required to notify the Depositary of the Shareholder's current taxpayer identification number ("TIN") by completing the enclosed Substitute Form W-9, certifying that the TIN provided on that form is correct (or that such shareholder is awaiting receipt of a TIN), and that (i) the Shareholder has not been notified by the Internal Revenue Service ("IRS") that the Shareholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) after being so notified, the IRS has notified the Shareholder that the Shareholder is no longer subject to backup withholding. If the Depositary is not provided with the correct TIN, such Shareholder may be subject to a $50 penalty imposed by the IRS and payments that are made to such Shareholder pursuant to the Offer may be subject to backup withholding (see below).

        Each Shareholder is required to give the Depositary the TIN (e.g., Social Security number or employer identification number) of the record holder of the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report. A Shareholder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if such Shareholder has applied for a number or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the Shareholder must also complete the "Certificate of Awaiting Taxpayer Identification Number" below in order to avoid backup withholding. If the box is checked, payments made will be subject to backup withholding unless the Shareholder has furnished the Depositary with his or her TIN by the time payment is made. A Shareholder who checks the box in Part 3 in lieu of furnishing a TIN should furnish the Depositary with the shareholder's TIN as soon as it is received.

        Certain Shareholders (including, among others, all corporations) are not subject to these backup withholding requirements. To avoid possible erroneous backup withholding, a Shareholder who is a resident of the United States for U.S. federal income tax purposes and is exempt from backup withholding should complete the Substitute Form W-9 by providing his or her correct TIN, signing and dating the form, and writing "exempt" on the face of the form.

        All Shareholders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements and to determine which form should be used to avoid backup withholding.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments to be made to the Shareholder. Backup withholding is not an additional tax. Rather, the U.S. tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the IRS. The Depositary cannot refund amounts withheld by reason of backup withholding.

        NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

        THIS LETTER OF ACCEPTANCE AND TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE (TOGETHER WITH CERTIFICATES FOR SHARES AND RIGHTS IF APPLICABLE) AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY OR A MANUALLY SIGNED FACSIMILE THEREOF MUST BE RECEIVED BY THE DEPOSITARY NO LATER THAN THE EXPIRY TIME.

10.   Lost Certificates

        If a Share certificate or a Rights Certificate has been lost or destroyed, this Letter of Acceptance and Transmittal should be completed as fully as possible and forwarded to the Depositary along with a completed Affidavit of Lost or Destroyed Certificate(s) accompanying this Letter of Acceptance and Transmittal. The premium payable to obtain a surety bond that is required to replace a Shareholder's lost certificate will be deducted from the Shareholder's Offer proceeds. The premium for such surety bond may be calculated on the Affidavit of Lost or Destroyed Certificate(s).

11.   Miscellaneous

  (a)
  If the space on this Letter of Acceptance and Transmittal is insufficient to list all certificates for Common Shares or Rights, if applicable, additional certificate numbers and number of securities may be included on a separate signed list affixed to this Letter of Acceptance and Transmittal.

  (b)
  If Shares are registered in different forms (e.g. "John Doe"' and "J. Doe"), a separate Letter of Acceptance and Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits will be accepted and no fractional Shares will be purchased. All depositing Shareholders by execution of this Letter of Acceptance and Transmittal (or a facsimile thereof) waive any right to receive any notice of the acceptance of Deposited Shares for payment.

  (d)
  The Offer and all contracts resulting from acceptance thereof shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the exclusive jurisdiction of the courts of the Province of Ontario and the courts of appeal therefrom.

  (e)
  Questions and requests for assistance may be directed to the Dealer Managers, the Depositary, the U.S. Forwarding Agent or the Information Agent. Additional copies of the Offer for Purchase and Circular, this Letter of Acceptance and Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Information Agent.

  (f)
  Deposits of Shares will not be accepted from or on behalf of Shareholders in any jurisdiction outside of Canada in which the acceptance of the Offer would not be in compliance with the laws of such jurisdiction. However, the Offeror may, in its sole discretion, take such action as it may deem necessary to extend the Offer to Shareholders in any such jurisdiction.

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
Department of the Treasury, Internal Revenue Service Request for Taxpayer Identification Number ("TIN") and Certification

Part 2 —
	Certification — Under penalties of perjury, I certify that: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) after being so notified, the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐
Signature:
Name:
Date:
Address:
(Please Print)

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.
Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

                GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.    Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help you determine the number to give the payer.

For this type of account:			Give the SOCIAL SECURITY number of —
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC		The owner(3)
For this type of account:			Give the EMPLOYER IDENTIFICATION number of —

6.	Sole proprietorship or single-owner LLC		The owner(3)
7.	A valid trust, estate, or pension trust		The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832		The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization
10.	Partnership or multi-member LLC		The partnership
11.	A broker or registered nominee		The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number (if you have one).

(4)
List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a Taxpayer Identification Number, you should apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Card, from your local Social Security Administration Office or on-line at www.ssa.gov/online/ss5.html. You may also obtain this form by calling 1-800-772-1213. Use Form W-7, Application for an IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can obtain Forms W-7 and SS-4 by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  •
  The U.S. or any of its agencies or instrumentalities.

  •
  A state, the District of Columbia, a possession of the U.S., or any political subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency, or instrumentality thereof.

        Other payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A trust exempt from tax under Section 664 of the Code or described in Section 4947 of the Code.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or custodian.

  •
  A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a) of the Code.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

        Payments of dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

  •
  Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

  •
  Payments made by certain foreign organizations.

        Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

        Privacy Act Notice. — Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)
Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)
Criminal Penalty for Falsifying Information. — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The Depositary for the Offer is:
Computershare Investor Services Inc.

By Mail

P.O. Box 7021
31 Adelaide St E
Toronto, Ontario, Canada
M5C 3H2
Attention: Corporate Actions

By Registered Mail, Hand or by Courier

100 University Avenue
9th Floor
Toronto, Ontario, Canada
M5J 2Y1
Attention: Corporate Actions
Toll-free: 1-866-982-9270 (North America)
Phone: 1-514-982-7127 (Overseas)
E-Mail: corporateactions@computershare.com

Montreal	Vancouver	Calgary
650 de Maisonneuve Blvd West Suite 700 Montreal, Quebec, Canada H3A 3S8	510 Burrard Street 2nd Floor Vancouver, British Columbia, Canada V6C 3B9	Western Gas Tower Suite 600, 530 8th Avenue S.W. Calgary, Alberta, Canada T2P 3S8

The U.S. Forwarding Agent, Computershare Trust Company of New York
Wall Street Plaza
88 Pine Street, 19th Floor
New York, New York, U.S.A. 10005

The Information Agent for the Offer is:
MacKenzie Partners, Inc.
105 Madison Avenue
New York, New York, U.S.A. 10016
Telephone: 212-929-5500 (Call collect)
Toll-free: 800-322-2885

The Dealer Managers for the Offer are:

In Canada	In the United States
RBC Dominion Securities Inc.	Citigroup Global Markets Inc.
200 Bay Street Royal Bank Plaza, South Tower 4th Floor Toronto, Ontario, Canada M5J 2W7 Telephone: 888-720-1216	388 Greenwich Street New York, New York, U.S.A. 10013 Telephone: 888-890-8454
Citigroup Global Markets Canada Inc.	Greenhill & Co., LLC
161 Bay Street, Suite 4600 Toronto, Ontario, Canada M5J 2S1 Telephone: 888-890-8454	300 Park Avenue New York, New York, U.S.A. 10022 Telephone: 212-372-4010

Any questions and requests for assistance may be directed by Shareholders to the Dealer Managers, the Depositary, the U.S. Forwarding Agent or the Information Agent at their respective telephone numbers and locations set out above. Shareholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

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INSTRUCTIONS
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9